Filed pursuant to Rule 497(e)

Registration Nos. 033-96634; 811-09094

March 8, 2022

LEUTHOLD FUNDS, INC.

Leuthold Core Investment Fund Retail Class Shares (Ticker: LCORX) Institutional Class Shares (Ticker: LCRIX)	Leuthold Select Industries Fund LSLTX
Leuthold Global Fund Retail Class Shares (Ticker: GLBLX) Institutional Class Shares (Ticker: GLBIX)	Grizzly Short Fund GRZZX

Supplement to the

Prospectus dated January 31, 2022

Effective as of March 7, 2022, Compass Distributors, LLC serves as the distributor to the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Fund, and the Grizzly Short Fund (Compass Distributors already serves as the distributor to the Leuthold Core ETF).

As a result, the following sections of the Prospectus are amended and restated as provided below, which disclosure is found on page 44 of the Prospectus:

Distribution – Leuthold Core Investment Fund, Leuthold Select Industries Fund, and Grizzly Short Fund

Compass Distributors, LLC serves as the distributor for the Leuthold Core Investment Fund, Leuthold Select Industries Fund, and Grizzly Short Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101. These Funds have not adopted a distribution plan pursuant to Rule 12b-1.

Distribution – Leuthold Global Fund

Compass Distributors, LLC serves as the distributor for the Leuthold Global Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Leuthold Global Fund (Retail Shares) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Institutional Shares of the Leuthold Global Fund are not subject to any distribution (12b-1) fees.

If you have any questions, please call the Leuthold Funds at 1-800-273-6886 (toll free).

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The date of this Supplement is March 8, 2022.

Please retain this Supplement for future reference.